                                  Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                         Austerlitz Acquisition Sponsor,
                                             LP I

Address of Joint Filer::                     c/o
                                             Austerlitz Acquisition
                                             Corporation I
                                             1701 Village Center Circle
                                             Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    Austerlitz Acquisition
                                             Corporation I [AUS]

Date of Event Requiring Statement
(Month/Day/Year):                            02/25/2021

Designated Filer:                            Austerlitz Acquisition Sponsor,
                                             LP I

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Austerlitz Acquisition
    -----------------------
Sponsor, LP I

Dated: February 25, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Trasimene Capital AU, LP I

Address of Joint Filer:                      c/o
                                             Austerlitz Acquisition
                                             Corporation I
                                             1701 Village Center Circle
                                             Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    Austerlitz Acquisition
                                             Corporation I [AUS]

Date of Event Requiring Statement
(Month/Day/Year):                            02/25/2021

Designated Filer:                            Austerlitz Acquisition Sponsor,
                                             LP I

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Trasimene Capital AU, LP I
    -----------------------

Dated: February 25, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Trasimene Capital AU, Corp. I

Address of Joint Filer:                      c/o
                                             Austerlitz Acquisition
                                             Corporation I
                                             1701 Village Center Circle
                                             Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:       10% Owner, Director

Issuer Name and Ticker or Trading Symbol:    Austerlitz Acquisition
                                             Corporation I [AUS]

Date of Event Requiring Statement
(Month/Day/Year):                            02/25/2021

Designated Filer:                            Austerlitz Acquisition Sponsor,
                                             LP I

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for Trasimene Capital AU, Corp. I
    -----------------------

Dated: February 25, 2021

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         William P. Foley, II

Address of Joint Filer:                      c/o
                                             Austerlitz Acquisition
                                             Corporation I
                                             1701 Village Center Circle
                                             Las Vegas, NV, 89134

Relationship of Joint Filer to Issuer:       Director, 10% Owner

Issuer Name and Ticker or Trading Symbol:    Austerlitz Acquisition
                                             Corporation I [AUS]

Date of Event Requiring Statement
(Month/Day/Year):                            02/25/2021

Designated Filer:                            Austerlitz Acquisition Sponsor,
                                             LP I

Signature:

By: /s/ Michael L. Gravelle, Attorney-in-Fact for William P. Foley, II
    -----------------------

Dated: February 25, 2021